Exhibit 10.10

AMENDMENT NO. 2 TO

AMENDED AND RESTATED EXCLUSIVITY AGREEMENT

This Amendment No. 2 (the “Amendment”) amends that certain Amended and Restated Exclusivity Agreement, dated April 4, 2007, by and between Juliet Medical, Inc. and Silimed-Silicone e Instrumental Medico-Cirugio e Hospitalar LTDA, as amended on May 12, 2010 (the “Agreement”) and shall be effective as of November 8, 2013 (the “Amendment Effective Date”). This Amendment is entered into by and between Silimed Comércio de Produtos Médico Hospitalares Ltda. (formerly known as Silimed-Silicone e Instrumental Medico-Cirugio e Hospitalar LTDA), a company incorporated under the laws of the Federal Republic of Brazil, with its registered office at Rua General Polidoro nº 158, Botafogo, Rio de Janeiro, RJ and Sientra, Inc. (formerly known as Juliet Medical, Inc.), a company incorporated under the laws of Delaware, having its principal place of business at 6769 Hollister Ave, Suite 201, Goleta, California 93117 (the “Parties” and each a “Party”).

WHEREAS, the Parties have been sharing Confidential Information (as that term has been defined in the Agreement) under the terms of the Agreement between the parties and the Parties now wish to (a) protect previously disclosed Confidential Information provided prior to the Amendment Effective Date under Section 4 of the Agreement and (b) clarify the purposes of the Confidential Information disclosed after the Amendment Effective Date;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, the Parties agree as follows:

1.                                    Amendment Effective Date. Any disclosure made of Confidential Information, as defined in the Agreement, under Section 4.1(c) of the Agreement, made prior to the Amendment Effective Date shall be governed by the terms of the Agreement as they were prior to this Amendment.

2.                                    Purposes. As of the Amendment Effective Date, Confidential Information shall only be disclosed for the purposes of the Agreement and not for the purposes described under Section 4.1(c).

3.                                    Entire Agreement. Section 10.10 is hereby amended by deleting and replacing the first sentence in its entirety with the following:

“The terms and provisions contained in this Agreement (including the Attachments) constitute the entire understanding of the parties with respect to the transactions and matters contemplated hereby and supersede all prior or contemporaneous communications, representations, agreements and understandings relating to the subject matter thereof, including the 1997 Agreement; provided, however, that this Agreement shall not supersede that certain Non-Disclosure Agreement, dated as of November 8, 2013, by and among Silimed Comércio de

Produtos Médico Hospitalares Ltda., Silimed Indústria de Implantes Ltda., and Sientra, Inc., which shall represent a separate and distinct obligation of the parties thereto.”

4.                                    Full Force and Effect. Except as amended hereby, the Agreement remains in full force and effect.

5.                                    Severability. If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction.

6.                                    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of Amendment Effective Date.

SILIMED COMERCIO DE PRODUTOS MEDICO HOSPITALARES LTDA.

By	/s/ Gabriel Robert
Name:	Gabriel Robert
Title:	CEO

SIENTRA, INC

By	/s/ Hani Zeini
Name:	Hani Zeini
Title:	Founder & CEO

[Signature Page to Amendment No. 2]